UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Executive Officer

Effective as of June 30, 2023, the Board of Directors (the “Board”) of Lantronix, Inc. (the “Company”) has appointed Jeremy Whitaker to serve as interim Chief Executive Officer of the Company, while the Board continues its search and evaluation of candidates for a permanent position. Mr. Whitaker assumes the role from Paul Pickle, who, as previously disclosed, resigned from his roles as President and Chief Executive Officer of the Company and as a member of the Board at a date then yet to be determined between June 8, 2023 and June 29, 2023. Mr. Pickle’s final day with the Company was June 29, 2023.

Mr. Whitaker, age 53, also continues to serve as Chief Financial Officer of the Company, a position he has held since September 2011. Before joining the Company as Chief Financial Officer, Mr. Whitaker served as Vice President, Corporate Controller at Mindspeed Technologies, a supplier of semiconductor solutions for network infrastructure applications, from January 2011 to September 2011. Prior to that, Mr. Whitaker served in a number of finance and accounting roles at Lantronix, including as Vice President of Finance and Accounting from September 2010 to January 2011, where he was responsible for managing all worldwide finance and accounting functions, as well as Senior Director of Finance and Accounting from February 2006 to September 2010 and Director of Finance and Accounting from August 2005 to February 2006. Prior to that, Mr. Whitaker held vice president and director level finance and accounting positions with two publicly-traded companies and worked in the assurance practice at Ernst & Young LLP for six years.

Effective as of July 3, 2023, Mr. Whitaker’s annual salary has been increased from $250,000 to $300,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker Interim Chief Executive Officer and Chief Financial Officer

Date: July 3, 2023

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